Exhibit 10.16
              FIRST AMENDMENT OF CREDIT AGREEMENT

          THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of December 29, 1997, is by and among AMERICAN RIVERS OIL COMPANY, a Wyoming corporation, KARLTON TERRY, individually, and JUBAL S. TERRY, individually (collectively, "Borrower"), and VECTRA BANK DTC BRANCH ("Vectra"), formerly known as Professional Bank.

                           RECITALS

          A. Borrower and Professional Bank entered into a letter agreement dated September 13, 1996 (the "Credit Agreement"), in order to set forth the terms upon which Professional Bank would make available to Borrower a revolving line of credit. Capitalized terms used herein but not defined herein shall have the same meanings as set forth in the Credit Agreement.

          B. Borrower and Vectra wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                          AMENDMENT

          NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows of the date hereof:

               (a) By changing all references therein to "Professional Bank" to refer to "Vectra Bank DTC Branch f/k/a Professional Bank", and to incorporate therein the definition of Vectra set forth in the first paragraph of this Amendment.

               (b) By substituting the following for clause (1) of Section 1.1(b) on page 1 of the Credit Agreement:

                    (1) make an Advance after  September 12, 1997,  except that, on or about December 29, 1997, Vectra shall make a final Advance (the "Final Advance") in the amount of $22,525.00, which shall bring the outstanding principal balance of the Loan to $540,000.00;

               (c) By substituting the following for Section 1.3 on page 1 of the Credit Agreement:

                    1.3. Mandatory principal payments from Borrower to Vectra shall be required as set forth in Section 2.2 below. The entire outstanding principal balance of the Loan, together with all accrued interest and other amounts payable to Vectra hereunder or under the Note, shall be due

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          and payable, if not previously paid, on March 13,
          1998.

               (c)  By inserting the following at the end of Section
1.4 on page 2 of the Credit Agreement:

                    In no event shall the proceeds of the Final Advance be used for any purpose other than: (a) the payment to Vectra of accrued interest on the Loan through January 1, 1998, (b) the payment of an engineering fee currently owing to Kent Lina in the amount of $2,540.00, (c) the payment to Vectra of a loan fee in the amount of $2,700.00, and (d) the payment of legal fees due David G. Stolfa for past legal services and services in connection with this Amendment in the amount of $1,000.00.

               (d) By substituting the following for Section 4.2(b) on page 8 of the Credit Agreement:

                    (b) Additional Debt. AROC will not create, incur, assume or permit to exist any outstanding debt, except: (1) the Loan, (2) trade debt owed to suppliers, pumpers, mechanics, materialmen and others furnishing goods or services to AROC in the ordinary course of AROC's business, (3) debt as to which the obligee's repayment rights are limited to specific items of property pledged by Borrower and as to which the obligee has no recourse to the general credit of Borrower, and (4) existing debt of Borrower shown on the financial statements heretofore submitted by Borrower to Professional Bank.

               (e) Exhibit B attached hereto shall be substituted for Exhibit B attached to the Credit Agreement.

          2. The Note. The Note shall be amended, such amendment to be effected by an Allonge (the "Allonge"), between Borrower and Vectra, to be attached to the Note and to be substantially in the form of Exhibit A attached hereto and made a part hereof.

          3. Loan Documents. All references in any document to the Credit Agreement shall refer to the Credit Agreement, as amended pursuant to this Amendment. All references in any document to the Note shall refer to the Note, as amended pursuant to the Allonge.

          4. Conditions Precedent. The obligations of the parties under this Amendment are subject, at the option of Vectra, to the prior satisfaction of the condition that Borrower shall have delivered to Vectra the following (all documents to be satisfactory in form and

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substance to Vectra and, if appropriate,  duly executed  and/or  acknowledged on behalf of the parties other than Vectra):

               (a)  This Amendment.

               (b)  The Allonge.

               (c) A Consent of Guarantor and Amendment of Guaranty in the form of Exhibit C attached hereto and made a part hereof.

               (d) Any and all other loan documents required by the Bank.

          5. Representations and Warranties. Borrower hereby certifies to Vectra that, as of the date of this Amendment, all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, no Event of Default has occurred and no event has occurred which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

          6. Continuation of the Credit Agreement. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement or any other document executed and delivered in connection therewith, the terms of this Amendment shall control.

          7. Expenses. Borrower shall pay all reasonable expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all reasonable fees and expenses of Vectra's attorney.

          8. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          EXECUTED as of the date first above written.

                              VECTRA BANK DTC BRANCH f/k/a
                               PROFESSIONAL BANK


                              By:  /s/ James B. Bills
                                   Vice President

                              AMERICAN RIVERS OIL COMPANY



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                              By:  /s/ Richard E. Westerberg
                                   President


                              By:  /s/ Jubal S. Terry
                                       Vice President


                              /s/ Karlton Terry
                                  KARLTON TERRY


                              /s/ Jubal S. Terry
                                  JUBAL S. TERRY


                                                            4

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                          EXHIBIT A

                           ALLONGE

          FOR VALUE RECEIVED, AMERICAN RIVERS OIL COMPANY, a Wyoming corporation, KARLTON TERRY, individually, and JUBAL S. TERRY, individually (all of the foregoing being herein collectively called "Borrower"), and VECTRA BANK DTC BRANCH f/k/a PROFESSIONAL BANK ("Vectra"), hereby amend the Promissory Note dated September 13, 1996, in the face amount of $1,000,000, made by Borrower, payable to the order of Professional Bank (the "Note"), as follows:

               1. All references in the Note to "Professional Bank" or "Payee" shall be deemed to refer to Vectra Bank DTC Branch formerly known as Professional Bank; and

               2. By substituting "March 13, 1998" for "September 13, 1997" as the maturity date of the Note in line 4 of the third paragraph on page 1 of the Note.

          This Allonge is to be governed by and construed according to the laws of the State of Colorado.

          DATED as of December 29, 1997.

                              VECTRA BANK DTC BRANCH f/k/a
                               PROFESSIONAL BANK

                              By:  /s/ James B. Bills
                                   James B. Bills,
                                   Vice President


                              AMERICAN RIVERS OIL COMPANY

                              By:  /s/ Richard E. Westerberg
                                   President

                              By:  /s/ Jubal S. Terry
                                   Vice President

                              /s/  Karlton Terry
                                   KARLTON TERRY

                              /s/  Jubal S. Terry
                                   JUBAL S. TERRY

                                                           A-1

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                          EXHIBIT B

                      COMMITMENT AMOUNT


     Time Period                             Commitment Amount

   09/13/96 - 09/30/96                         $1,000,000.00
   10/01/96 - 10/31/96                           $980,174.00
   11/01/96 - 11/30/96                           $960,405.00
   12/01/96 - 12/31/96                           $940,724.00
   01/01/97 - 01/31/97                           $921,130.00
   02/01/97 - 02/28/97                           $901,772.00
   03/01/97 - 03/31/97                           $882,347.00
   04/01/97 - 04/30/97                           $863,005.00
   05/01/97 - 05/31/97                           $843,743.00
   06/01/97 - 06/30/97                           $824,560.00
   07/01/97 - 07/31/97                           $805,455.00
   08/01/97 - 08/31/97                           $786,427.00
   09/01/97 - 12/28/97                           $767,475.00
   12/29/97 - 03/12/98                           $540,000.00
   From and after 03/13/98                             $0.00




                                                           B-1

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                          EXHIBIT C

                    CONSENT OF GUARANTOR
                  AND AMENDMENT OF GUARANTY

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KARLTON TERRY OIL COMPANY ("Guarantor"), as the guarantor under a Guaranty dated September 13, 1996 (the "Guaranty"), given by Guarantor to Professional Bank, now known as Vectra Bank DTC Branch (the "Bank"), to guaranty certain obligations of American Rivers Oil Company, Karlton Terry and Jubal S. Terry (collectively, "Borrowers") to the Bank, hereby consents to, and agrees with the Bank that the Guaranty shall be amended to reflect, the transactions set forth in and contemplated by the First Amendment of Credit Agreement dated as of December 29, 1997 (the "First Amendment"), among Borrowers and the Bank, including without limitation: (1) the extension to March 13, 1998 of the final maturity date of the loan made pursuant to the Credit Agreement (as defined in the First Amendment) at which time all then-outstanding principal, interest, fees, expenses and other amounts payable in connection with the Credit Agreement shall be due and payable in full, and (2) the provisions of the First Amendment permitting Borrowers to receive, on or about December 29, 1997, a final advance of the loan made pursuant to the Credit Agreement.

          The Guaranty shall be further amended by changing all references therein to "Professional Bank" to refer to "Vectra Bank DTC Branch f/k/a Professional Bank".

          This Instrument may be executed in any number of counterparts, each of which shall be an original and no one of which need be signed by all of the parties, but all of which together shall constitute one and the same instrument. Guarantor hereby ratifies the Guaranty, as amended hereby.

          DATED as of December 29, 1997.

                              KARLTON TERRY OIL COMPANY

                              By:  /s/ Karlton Terry
                                   President

                              VECTRA BANK DTC BRANCH f/k/a
                               PROFESSIONAL BANK

                              By:  /s/ James B. Bills
                                   Vice President

                                                           C-1

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